Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Green Earth Technologies, Inc. (the "Company") on Form 10-Q for the quarter ended March 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Jeffrey Loch, President and Chief Marketing Officer, and Greg D. Adams, Chief Operating Officer and Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 15, 2015	/s/ Jeffrey Loch
Jeffrey Loch
President and Chief Marketing Officer (Principal Executive Officer)

Date: May 15, 2015	/s/ Greg D. Adams
Greg D. Adams
Chief Operating Officer and Chief Financial Officer (Principal Financial Officer)

[A signed original of this certification has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.]